UNPATENTED LODE MINING CLAIM PURCHASE AGREEMENT

THIS AGREEMENT is made effective as of December 28th, 2012

BETWEEN:

> **Black Hills Gold Exploration Corp., LLC.**, a company being organized pursuant to the laws of Nevada and having an address for notice and delivery located at 175 Great Neck Road, Suite 403, Great Neck NY 11021 (hereafter referred to as the "Vendor"); and,
>
> **Dakota Territory Resource Corp**, a corporation being organized pursuant to the laws of Nevada and having an address for notice and delivery located at 10580 N. McCarran Blvd., Building 115-208, Reno, Nevada 89503 (hereafter referred to as the "Purchaser").
>
> Both the Vendor and the Purchaser may be jointly referred to as the "Parties."

RECITALS

WHEREAS:

(A) The Vendor is the is the sole owner with the right to transfer all legal right, title and interest in certain unpatented lode mining claims (the "Property") located in the State of South Dakota, County of Lawrence, legally staked and acquired in accordance with 1872 Mining Law, and by payment of annual rental payments made to the United States Department of the Interior, Bureau of Land Management, as set forth in Schedule A attached hereto and fully incorporated herein by reference as a material part hereof; and,;

(B) The Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase the Property described in Schedule A in accordance with the terms and conditions hereinafter set forth;

NOW THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Parties agree as follows:

Section 1. Definitions

1.1 In this Agreement the following words and expressions shall, where the context so admits, bear the meaning respectively set opposite them:

(a) "**Acquisition Period**" The period during the term of this Agreement from the date hereof to and including the Closing Date.

(b) "**Agreement**" This Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the Agreement's express terms and conditions concerning modification and amendment.

(c) "**Closing Date**" That date which is December 28th, 2012.

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(d) **"Parties"** The parties to this Agreement consist of the Vendor and the Purchaser.

(e) **"Property"** Those unpatented lode mining claims located in the State of South Dakota, County of Lawrence, United States of America, which are more particularly described in Schedule A, incorporated herein by reference as though fully set out as a material part of this Agreement.

(f) **"Purchase Price"** Is the consideration agreed to be paid by the Purchaser to the Vendor in exchange for the Property that is more fully described in subsection 3.3 hereof.

(g) **"Time of Closing"** means 2:00 o'clock p.m. (Pacific Standard Time) on the Closing Date.

Section 2. Schedules

The following schedules are attached to and incorporated in this Agreement by reference and deemed to be part of this Agreement:

Schedule A: Description of Property

Section 3. Object

3.1 The Vendor, subject to the terms hereof and based on the representations and warranties contained herein, hereby agrees to sell to the Purchaser and, on the Closing Date, to transfer to the Purchaser, a 100% undivided interest in and to the Property free from any and all liens, mortgages, charges, pledges, encumbrances or other burdens of any kind whatsoever with all rights now or thereafter attached thereto.

3.2 The Vendor acknowledges that the Purchaser has fully apprised and informed the Vendor of its status as a corporation formed and operating under the laws of the State of Nevada. Further, the Purchaser informed the Vendor that the Purchaser is a "Reporting Company" under Sections 13 and 15d of the Securities and Exchange Act, and is obligated to file certain informational reports and periodic filings with the U.S. Securities and Exchange Commission. These filings contain important information about the Purchaser including but not limited to: the Purchaser's exact name, its business address and contact information, its state of incorporation, the exact title and class of its securities, the par value for those securities, the total number of outstanding shares, the name and address of the Purchaser's transfer agent, the nature of the Purchaser's business, the nature and extent of the Purchaser's facilities, the names of the Purchaser's chief executive officers and board of directors and the Purchaser's most recent balance sheet, profit and loss statement and any retained earnings statement. The Purchaser is current on its reporting obligations with the Securities and Exchange Commission. Insofar as this Agreement requires the Purchaser to issue shares of its common stock as consideration for the purchase of the Property, the Purchaser represents that such an issuance is not contrary to its charter or by-laws and would not be in violation of any other legal obligation of the Purchaser.

3.3 The Purchaser agrees to purchase the Property and pay the consideration hereinafter specified on the Closing Date:

(a) 1,000,000 Restricted Common Shares of Dakota Territory Resource Corp by way of its transfer agent within 10 days of Closing Date;

(b) With respect to the shares of Restricted Common Stock issued by the Purchaser to the Vendor as consideration for the Purchaser's acquisition of the Property, the Vendor acknowledges that the Restricted Shares have not been registered under the Securities Act of 1933, and accordingly are "Restricted Securities" within the meaning of Rule 144 of the Act. As such, the Restricted Securities may not be resold or transferred unless the Company registers them, or has received an opinion of counsel reasonably satisfactory to the Company that such resale or transfer is exempt from the registration requirements of that Act.

(c) In connection with its acquisition of Restricted Securities hereunder, the Vendor represents and warrants

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to the Purchaser, to the best of its/his knowledge, as follows

(1) The Vendor acknowledges that it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Purchaser concerning an investment in the Restricted Securities, and any additional information that the Vendor, and any of its financial or legal advisors have requested;

(2) The Vendor's investment in the Restricted Securities is reasonable in relation to the Vendor's net worth. The Vendor has had experience in investments in restricted and publicly traded securities, and the Vendor has had experience in investments in speculative securities and other investments that involve the risk of the entire loss of its investment. The Vendor acknowledges that an investment in the Restricted Securities is speculative and involves the risk of loss. The Vendor has the requisite knowledge to assess the relative merits and risks of this investment, and the Vendor can afford the risk of loss of its entire investment in the Restricted Securities. Vendor is (i) an accredited investor, as that term is defined in Regulation D promulgated under the Securities Act of 1933. The issuance of the Restricted Securities by the Purchaser to the Vendor under this Agreement is made pursuant to an exemption from the registration requirements of the Securities and Exchange Act discussed below beginning in items (3), (4) and (5).

(3) In agreeing to issue to the Vendor shares of the Purchaser's Restricted Securities pursuant to the Agreement, the Purchaser is relying on the following exemptions from the registration requirements of Section 5 of the SEC Act:

(4) The first is Section 4.6—the Accredited Investor Exemption—contained in Rule 506 of Regulation D pursuant to the Securities Act that exempts from registration offers and sales of securities to accredited investors when the total offering price is less than $5 million; and where the Issuer did not engage in public advertising or solicitation in connection with the transaction; and, the shares issued by the Issuer contain re-sale restrictions.

(5) The second exemption is Section 4.2—the Accredited Investor Exemption—contained in Rule 506 of Regulation D pursuant to of the Securities Act which provides that an issuer may sell an unlimited amount of stock to accredited investors without general solicitation or advertising as long as the issuer answers questions, delivers documents to participating non-accredited investors, provides financial statements consistent with Rule 505 and issues restricted shares.

(6) The shares of Restricted Common Stock are duly authorized and, when paid for and issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid, and non-assessable, free and clear of all liens. The Purchaser has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.

Section 4. Representations, Warranties and Covenants by the Vendor

4.1 **General Representations, Warranties and Covenants by the Vendor** In order to induce the Purchaser to enter into and consummate this Agreement, the Vendor represents and warrants to the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement, and in concluding the transactions contemplated herein that, to the best of its knowledge, information and belief :

(a) The Vendor is duly organized under the laws of its respective jurisdiction and is validly existing and in good standing with respect to all statutory filings required by the applicable corporate laws;

(b) The Vendor is qualified to do business in those jurisdictions where it is necessary to fulfill its obligations under this Agreement, and it has the full power and authority to enter into this Agreement and any agreement

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or instrument referred to or contemplated by this Agreement;

(c) The Vendor owns the Property outright and with all legal right, title and interest without competing claim, encumbrance or adverse claim of any kind whatsoever, and can freely without limitation sell and convey the Property to the Purchaser under this Agreement;

(d) The Vendor has the requisite power, authority and capacity to own and use all of its respective business assets and to carry on its respective business as presently conducted by it and to fulfill its respective obligations under this Agreement;

(e) The execution and delivery of this Agreement and the agreements contemplated hereby have been duly authorized by all necessary action, corporate or otherwise, on its respective part;

(f) There are no other consents, approvals or conditions precedent to the performance of this Agreement which the Vendor has not obtained;

(g) This Agreement constitutes a legal, valid and binding obligation of the Vendor enforceable against the Vendor in accordance with its terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

(h) There are no proceedings that are pending for, and the Vendor is unaware of, any basis for the institution of any proceedings leading to the Vendor's respective dissolution or winding up, or the placing of the Vendor in bankruptcy or subject to any other laws governing the affairs of insolvent companies or persons;

(i) The Vendor acknowledges that it is acquiring Restricted Securities as that term is defined in Title 17 Part 230.144 of the Federal Code of Regulations, and cannot without: (i) an effective registration statement being filed by the Purchaser with the Securities and Exchange Commission that includes the Restricted Securities; or, (ii) the existence of an exemption from the registration requirements of Section 5 of the Securities and Exchange Act being established to the satisfaction of the Company, sell, transfer or convey the Restricted Securities. The Vendor acknowledges that no public market exists for the Restricted Securities acquired in this Agreement. No assurance can be given that such a trading market will develop at any time, or, if so developed, that it will continue.

(j) The Vendor is acquiring the Restricted Securities for its own account, and not with a view towards a public distribution of those shares as an underwriter for the Purchaser. The Vendor acknowledges that the Purchaser did not advertise or solicit the Vendor regarding its investment in the Restricted Securities acquired by virtue of this Agreement.

(k) The making of this Agreement and the completion of the transactions contemplated hereby and the performance of and compliance with the terms hereof does not and will not:

> (i) Conflict with, or result in a breach of or violate any of the terms, conditions or provisions of the Vendor's constating documents;
>
> (ii) Conflict with, or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any Court or governmental authority, domestic or foreign, to which the Vendor is subject, or constitute or result in a default under any agreement, contract or commitment to which the Vendor is a party;
>
> (iii) Give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment regarding the Property to which it is a party;
>
> (iv) Give to any government or governmental authority, or any municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a

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default under any permit, license, control or authority issued to the Vendor which is necessary or desirable in connection with the conduct and operations of its respective business and the ownership or leasing of its respective business assets; or

(v) Constitute a default by the Vendor, or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of the Vendor which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument; and

(vi) Neither this Agreement nor any other document, certificate or statement furnished to the Purchaser by or on behalf of the Vendor in connection with the transactions contemplated hereby knowingly or negligently contains any untrue or incomplete statement of material fact or omits to state a material fact necessary in order to make the statements therein not misleading which would likely affect the decision of the Purchaser to enter into this Agreement.

4.2 **Representations, Warranties and Covenants by the Vendor respecting the Property**. In order to induce the Purchaser to enter into and consummate this Agreement, the Vendor hereby represents to, warrants to and covenants with the Purchaser, with the intent that the Purchaser will also rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of the Vendor, after having made due inquiry:

(a) The Vendor has good and marketable title to, and is the sole legal and beneficial owner of the Property free and clear of liens, charges, encumbrances, pledges, mortgages, hypothecations, security interests and adverse claims of any and all nature whatsoever and including, without limitation, options, pre-emptive rights and other rights of acquisition in favor of any person or entity, whether conditional or absolute;

(b) The Vendor has the complete power and capacity to own and dispose of the Property;

(c) There are no actions, suits, proceedings or investigations (whether or not purportedly against or on behalf of the Vendor), pending or threatened, which may affect, without limitation, the rights of the Vendor to transfer the Property to the Purchaser at law or in equity, or before or by any federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and, without limiting the generality of the foregoing, there are no claims or potential claims under any relevant legislation affecting the Property. In addition, the Vendor is not now aware of any existing ground on which any such action, suit or proceeding might be commenced;

(d) No other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase of any of the Property;

(f) The Vendor has undertaken its own review of the business of the Purchaser and the wisdom of an investment in the Restricted Securities. The Vendor has had the opportunity to ask questions of the Purchaser's management and to, at its option, review all of the books, records and all SEC filings of the Purchaser, including all of the Purchaser's audited financial statements, financial disclosures and risk factors that the Purchaser has published concerning its operations in its filings with the Securities and Exchange Commission;

(g) The Vendor acknowledges and agrees that the Restricted Securities tendered as the purchase price have not been and will not be qualified or registered under the securities laws of the United States or any other jurisdiction and, as such, the Vendor may be restricted from selling or transferring such Purchase Price Common Shares under applicable law in the absence of a registration statement filed with the Securities and Exchange Commission by the Purchaser, or the existence of a qualified exemption from the registration requirement (all as noted infra);

(h) The Vendor is resident in the jurisdiction as set forth under the Vendor's address and that all negotiations

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and other acts in furtherance of the execution and delivery of this Agreement by the Vendor in connection with the transactions contemplated herein have taken place and will take place solely in such jurisdiction;

(i) The Vendor is not aware of any fact or circumstance which has not been disclosed to the Purchaser which should be disclosed in order to prevent the representations and warranties contained in this section from being misleading or which would likely affect the decision of the Purchaser to enter into this Agreement.

4.3 **Survival of the Representations, Warranties and Covenants by the Vendor**. To the extent they have not been fully performed at or prior to the Time of Closing, each and every representation and warranty of the Vendor contained in this Agreement and any agreement, instrument, certificate or other document executed or delivered pursuant to this Agreement shall:

(a) Be true and correct on and as of the Closing Date with the same force and effect as though made or given on the Closing Date;

(b) Remain in full force and effect notwithstanding any investigations conducted by or on behalf of the Purchaser;

(c) Survive the completion of the transactions contemplated by this Agreement until the second anniversary of the Closing Date and shall continue in full force and effect for the benefit of the Purchaser during that period, except that:

> (i) The representations and warranties set out in section 4.1 to and including 4.2 above shall survive and continue in full force and effect without limitation of time; and
>
> (ii) a claim for any breach of any of the representations and warranties contained in this Agreement or in any agreement, instrument, certificate or other document executed or delivered pursuant hereto involving fraud or fraudulent misrepresentation may be made at any time following the Closing Date, subject only to applicable limitation periods imposed by law.

Section 5. Representations, Warranties and Covenants by the Purchaser

5.1 **Warranties, Representations and Covenants by the Purchaser**. In order to induce the Vendor and the Company to enter into and consummate this Agreement, the Purchaser hereby warrants to, represents to and covenants with the Vendor, with the intent that the Vendor will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that, to the best of the knowledge, information and belief of the Purchaser, after having made due inquiry:

(a) Corporate Status of Purchaser. The Purchaser is a company properly incorporated, organized and validly subsisting under the laws of the State of Nevada being the only jurisdiction where it is required to be registered for the purpose of enabling it to carry on its business and own its property as presently carried on and owned;

(b) The Purchaser has good and sufficient power, authority and right to own or lease its property, to enter into this Agreement and to perform its obligations hereunder;

(c) Authorization. This Agreement has been duly authorized, executed and delivered by the Purchaser and is a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser, as the case may be, by the Vendor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency and other laws affecting the rights of creditors generally and except that equitable remedies may be granted only in the discretion of a court of competent jurisdiction;

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(d) No Violation. The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions herein provided for will not result in:

(i) The breach or violation of any of the provisions of, or constitute a default under, or conflict with or cause the acceleration of any obligation of the Purchaser under:

(A) Any contract to which the Purchaser is a party or by which it is bound;

(B) Any provision of the constating documents or by-laws or resolutions of the board of directors of the Purchaser;

(C) Any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Purchaser;

(D) Any license, permit, approval consent or authorization held by the Purchaser which is necessary to the operation of the Purchaser's business; or

(E) Any applicable law, statute, ordinance, regulation or rule;

(e) Dividends and Distributions. Since the date of incorporation, the Purchaser has not:

(i) declared or paid any dividends; or,

(ii) directly or indirectly, redeemed, purchased or otherwise acquired any of its issued shares or agreed, or is obligated, so to do;

(f) Legal Proceedings. There are no actions, suits, proceedings or outstanding claims or demands instituted before any federal, state, municipal or other governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, or by or before an arbitrator or arbitration board or pending or threatened against or affecting the Purchaser or its property or the Purchaser's business, nor is there any basis for any such action, suit, proceeding or claim;

(g) There are no orders, decrees, injunctions or judgments of any court or of any federal, provincial, territorial or municipal department, agency, commission, board, bureau or instrumentality, domestic or foreign, instituted, pending, threatened or obtained against or affecting the Purchaser or its property or the Purchaser's business; nor is there any basis for any such order, decree, injunction or judgment;

(h) There is no legal impediment to the continued operation, in the ordinary course, of the property and the

(i) Purchaser's Business. The Purchaser has not violated nor is it violating any federal, state, territorial or municipal statute, regulation, ordinance, rule or order applicable to the Purchaser's business or to any of its property or its ownership thereof;

(j) The Purchaser has complied with all applicable federal, state, territorial and municipal statutes, regulations, ordinances, rules and orders;

(k) Directors and Officers. The present directors and officers of the Purchaser are as follows:

Name	Position
Richard Bachman	President, CEO, CFO, Secretary, Treasurer, and Director
Gerald Aberle	Vice President, COO and Director

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Gerry Berg Director

(l) Full Disclosure. The Purchaser has no information or knowledge of any fact not communicated to the Vendor and relating to the Purchaser or to the Purchaser's business or to its issued and outstanding securities which, if known to the Vendor, might reasonably be expected to deter the Vendor from entering into this Agreement or from completing the transactions contemplated by this Agreement.

5.2 **Additional Covenant by the Purchaser**. In order to induce the Vendor to enter into and consummate this Agreement, the Purchaser hereby covenants with the Vendor, with the intent that the Vendor and the Company will rely thereon in entering into this Agreement and in concluding the transactions contemplated herein, that the Purchaser will maintain in safekeeping for five years following the Closing Date all financial records of the Company which are in the possession of the Company on the Closing Date and which relate to the Company's business before the Closing Date.

5.3 **Survival of the Representations, Warranties and Covenants by the Purchaser**. To the extent they have not been fully performed at or prior to the Time of Closing, each representation and warranty of the Purchaser contained in this Agreement or in any document, instrument, certificate or undertaking given pursuant hereto shall:

(a) Be true and correct on and as of the Closing Date with the same force and effect as though made or given on the Closing Date;

(b) Remain in full force and effect notwithstanding any investigations conducted by or on behalf of the Purchaser; and

(c) Survive the completion of the transactions contemplated by this Agreement until the second anniversary of the Closing Date and shall continue in full force and effect for the benefit of the Vendor during that period, except that a claim for any breach of any of the representations and warranties contained in this Agreement or in any agreement, instrument, certificate or other document executed or delivered pursuant hereto involving fraud or fraudulent misrepresentation may be made at any time following the Closing Date, subject only to applicable limitation periods imposed by law.

Section 6. Closing and Events of Closing

6.1 **Closing and Closing Date**. The closing (the "*Closing*") of the within purchase, delivery, and exchange of the Property and Purchase Shares, as contemplated in the manner as set forth in Section 3 hereinabove, together with all of the transactions contemplated by this Agreement shall occur on December 28, 2012 (the "*Closing Date*"), or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the Parties hereto, and will be closed at the offices Dakota Territory Resource Corp, 10580 N. McCarran Blvd., #115-208, Reno, Nevada, at 2:00 p.m. (PST) on the Closing Date.

6.2 **Latest Closing Date**. If the Closing Date has not occurred by December 20, 2012, subject to an extension as may be mutually agreed to by the Parties for a maximum of 30 days per extension, then the Purchaser and the Vendor shall each have the option to terminate this Agreement by delivery of written notice to the other Party. Upon delivery of such notice, this Agreement shall cease to be of any force and effect except for Section 12 herein below, which shall remain in full force and effect notwithstanding the termination of this Agreement.

6.3 **Documents to be delivered by the Vendor no later than the Closing Date**. Not later than the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Company and the Vendor shall also execute and deliver or cause to be delivered to Purchaser's counsel all such other documents, resolutions and instruments as may be necessary, in the opinion of counsel for the Purchaser, acting reasonably, to complete all of the transactions

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contemplated by this Agreement and including, without limitation, the necessary transfer of all of the Property to the Purchaser free and clear of all liens, security interests, charges and encumbrances, and in particular including, but not being limited to, the following materials:

(a) All documentation as may be necessary and as may be required by the Purchaser, acting reasonably, to ensure that the Property has been transferred in the name of and for the benefit of the Purchaser. In the event that the transfer of the Property is not registered with the Bureau of Land Management as at the Closing Date, the Vendor will take all such necessary actions required as the Vendor to affect such transfer of title as soon as possible thereafter.

(d) A copy of the resolutions of the directors of the Vendor and of the Company authorizing the transfer by the Vendor to the Purchaser the Property;

(e) A copy of the amendment to the constating documents, if required under Delaware Law;

(f) All other remaining business documentation of the Company;

(g) All such other documents and instruments as the Purchaser may reasonably require.

6.4 **Documents to be delivered by the Purchaser no later than the Closing Date**. Not later than the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Purchaser shall also execute and deliver or cause to be delivered to the Vendor, or each of their legal counsel, all such other documents, resolutions and instruments that may be necessary, in the opinion of counsel for the Vendor, if applicable, acting reasonably, to complete all of the transactions contemplated by this Agreement and including, without limitation, the necessary acceptance of the transfer of all of the Property to the Purchaser free and clear of all liens, charges and encumbrances, and in particular including, but not being limited to, the following materials:

(a) A copy of the resolutions of the directors of the Purchaser providing for the approval of all of the transactions contemplated hereby;

(b) Certificates representing the Purchased Shares registered in the name of the Vendor. In the event that the Purchase Share Certificates have not been issued as at the Closing Date, the Purchaser by way of its transfer agent will deliver certificates to Vendor within 10 days of Closing Date;

(c) All such other documents and instruments as the Vendors' respective solicitors may reasonably require.

6.5 **Obligations of the Vendor during the Acquisition Period**

During the Acquisition Period, the Vendor shall:

(a) Maintain the unpatented lode claims in good standing by the doing and filing of assessment work or the making of payments in lieu thereof, by the payment of taxes and rentals, and the performance of all other actions which may be necessary in that regard and in order to keep the Property free and clear of all liens and other charges arising from the Vendor's activities thereon; and

(b) Permit the Purchaser, its employees, agents and designated consultants, at their own risk and upon prior and written authorization by the Vendor, access to the Property at all reasonable times, provided that the Purchaser agrees to indemnify the Vendor from and against and to hold it harmless from all costs, claims, liabilities and expenses that the Purchaser may incur or suffer as a result of any injury (including injury causing death) to any employee, agent or designated consultant of the Purchaser while on the Property.

Section 7. Indemnification and Legal Proceedings

7.1 **Indemnification**. The Parties hereto agree to indemnify and hold each other harmless, including their

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respective affiliates, directors, officers, employees and agents from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind, including any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of a breach of the terms and conditions of this Agreement.

7.2 **Costs of Indemnification**. Any indemnification hereunder shall include recovery of all costs, fees and reasonable attorney fees.

Section 8. Non-Disclosure

8.1 **Public Announcements and Disclosure to Regulatory Authorities**. All information relating to the Agreement and the transaction contemplated therein shall be treated as confidential and no public disclosure shall be made by any Party without the prior approval of the Vendor and the Purchaser. Notwithstanding the provisions of this Article, the Parties hereto agree to make such public announcements and disclosure to the Regulatory Authorities of this Agreement promptly upon its execution all in accordance with the requirements of applicable securities legislation and regulations.

Section 9. Transfers

9.1 The Vendor may not at any time during the Acquisition Period, sell, transfer, encumber or otherwise dispose of the Property.

9.2 After the Closing, the Purchaser may sell, transfer or dispose of its interest in the Property without restriction from the Vendor, provided that the third party acquiring such Purchaser's interest shall irrevocably and expressly assume the obligation to perform any and all obligations contemplated in this Agreement that shall survive its termination or the Closing.

Section 10. Assignment

10.1 Except as provided herein, no Party hereto may sell, assign, pledge or mortgage or otherwise encumber all or any part of its respective interest herein without the prior written consent of all of the other Parties hereto.

Section 11. Surrender And Acquisition Of Property Interests Prior To Termination Of Agreement

11.1 The Vendor may not, during the Acquisition Period, abandon any one or more of the unpatented lode mining claims comprised in the Property.

Section 12. Force Majeure

12.1 **Events**. If any Party hereto is at any time prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labor shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

12.2 **Notice**. A Party shall, within seven calendar days, give notice to the other Parties of each event of *force majeure* under subsection 16.1 hereinabove, and upon cessation of such event shall furnish the other Parties with notice of that event together with particulars of the number of days by which the obligations of that Party

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hereunder have been extended by virtue of such event of *force majeure* and all preceding events of *force majeure*.

Section 13. Area Of Mutual Interest

13.1 There is no area of mutual interest and this Agreement applies solely to the Property.

Section 14. Notice

14.1 Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a post office in the United States addressed to the party entitled to receive the same, or delivered to such party, at the address for such party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

14.2 Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

Section 15. General

15.1 This Agreement shall supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

15.2 The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of any other Party, nor create any fiduciary relationship between them for any purpose whatsoever. No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other Party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.

15.3 No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall be deemed or construed to be a consent to or a waiver of any other breach or default.

15.4 The Parties shall promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance which may be reasonably necessary or advisable to carry out fully the intent of this Agreement or to record wherever appropriate the respective interests from time to time of the Parties in the Property.

15.5 This Agreement shall be construed and enforced in accordance with the laws and courts prevailing in the State of Nevada and the Parties consent to the jurisdiction of the State of Nevada in any action, suit or proceeding relating to this Agreement.

15.6 This Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

15.7 This Agreement contains the whole agreement of the Parties, and all oral negotiations and other writings concerning this Agreement are merged into this document. In the event the Parties agree to a modification or amendment of the Agreement, such amendment or modification shall be evidenced by a signed writing of both Parties.

gM RB

15.8 This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the effective execution date as set forth on the front page of this Agreement.

IN WITNESS WHEREOF each of the Parties hereto has hereunto executed this Agreement as of the execution date as set forth on the front page of this Agreement

Dakota Territory Resource Corp

Richard Bachman

Authorized Signatory Richard Bachman, President

Black Hills Gold Exploration Corp, LLC

Per: Authorized Signatory

SAMIR N MASRI

MANAGER

SAM RB

SCHEDULE A

THIS IS SCHEDULE A to the Unpatented Lode Mining Claim Purchase Agreement made as of December_______, 2012

Description of the Property

Serial Number	Claim Name	Case Disposition	Legal Description	Aliquot Part
MMC227273	CC1	ACTIVE	07 0050N 0030E 016	SE
MMC227274	CC2	ACTIVE	07 0050N 0030E 016	SE
MMC227275	CC3	ACTIVE	07 0050N 0030E 016	SE
MMC227276	CC4	ACTIVE	07 0050N 0030E 016	SE
MMC227277	CC5	ACTIVE	07 0050N 0030E 015	SW
		ACTIVE	07 0050N 0030E 016	SE
MMC227278	CC6	ACTIVE	07 0050N 0030E 020	NE
MMC227279	CC7	ACTIVE	07 0050N 0030E 020	NE
MMC227280	CC8	ACTIVE	07 0050N 0030E 020	NE
		ACTIVE	07 0050N 0030E 021	NW
MMC227281	CC9	ACTIVE	07 0050N 0030E 020	NE
MMC227282	CC10	ACTIVE	07 0050N 0030E 021	NW
MMC227283	CC11	ACTIVE	07 0050N 0030E 021	NW
MMC227284	CC12	ACTIVE	07 0050N 0030E 021	NW
MMC227285	CC13	ACTIVE	07 0050N 0030E 021	NW
MMC227286	CC14	ACTIVE	07 0050N 0030E 021	NW
MMC227287	CC15	ACTIVE	07 0050N 0030E 021	NE
MMC227288	CC16	ACTIVE	07 0050N 0030E 021	NE
MMC227289	CC17	ACTIVE	07 0050N 0030E 021	NE
MMC227290	CC18	ACTIVE	07 0050N 0030E 021	NE
		ACTIVE	07 0050N 0030E 022	NW
MMC227291	CC19	ACTIVE	07 0050N 0030E 020	NE SE
MMC227292	CC20	ACTIVE	07 0050N 0030E 020	NE SE
MMC227293	CC21	ACTIVE	07 0050N 0030E 020	NE SE
		ACTIVE	07 0050N 0030E 021	NW SW
MMC227294	CC22	ACTIVE	07 0050N 0030E 021	NW SW
MMC227295	CC23	ACTIVE	07 0050N 0030E 021	NW SW
MMC227296	CC24	ACTIVE	07 0050N 0030E 021	NW SW
MMC227297	CC25	ACTIVE	07 0050N 0030E 021	NE NW SW SE
MMC227298	CC26	ACTIVE	07 0050N 0030E 021	NE SE
MMC227299	CC27	ACTIVE	07 0050N 0030E 021	NE SE
MMC227300	CC28	ACTIVE	07 0050N 0030E 021	NE SE
MMC227301	CC29	ACTIVE	07 0050N 0030E 021	NE SE
		ACTIVE	07 0050N 0030E 022	NE SE

SM RB

MMC227302	CC30	ACTIVE	07 0050N 0030E 020	SE
		ACTIVE	07 0050N 0030E 021	SW
MMC227303	CC31	ACTIVE	07 0050N 0030E 021	SW
MMC227304	CC32	ACTIVE	07 0050N 0030E 021	SE
MMC227305	CC33	ACTIVE	07 0050N 0030E 021	SE
MMC227306	CC34	ACTIVE	07 0050N 0030E 021	SE
		ACTIVE	07 0050N 0030E 022	SW
MMC227307	FB1	ACTIVE	07 0050N 0020E 001	NW
MMC227308	FB2	ACTIVE	07 0050N 0020E 001	NW
MMC227309	FB3	ACTIVE	07 0050N 0020E 001	NW
MMC227310	FB4	ACTIVE	07 0050N 0020E 001	NW SW
MMC227311	FB5	ACTIVE	07 0050N 0020E 001	NW SW
MMC227312	FB6	ACTIVE	07 0050N 0020E 001	NW SW
MMC227313	FB7	ACTIVE	07 0050N 0020E 001	SW
MMC227314	FB8	ACTIVE	07 0050N 0020E 001	SW
MMC227315	FB9	ACTIVE	07 0050N 0020E 001	SW
MMC227316	FB10	ACTIVE	07 0050N 0020E 001	SW
		ACTIVE	07 0050N 0020E 012	NW
MMC227317	FB11	ACTIVE	07 0050N 0020E 001	SW
		ACTIVE	07 0050N 0020E 012	NW
MMC227318	FB12	ACTIVE	07 0050N 0020E 001	SW
			07 0050N 0020E 012	NW
MMC227319	FB13	ACTIVE	07 0050N 0020E 012	NW
MMC227320	FB14	ACTIVE	07 0050N 0020E 012	NW
MMC227321	FB15	ACTIVE	07 0050N 0020E 012	NW
MMC227322	FB16	ACTIVE	07 0050N 0020E 012	SW
MMC227323	FB17	ACTIVE	07 0050N 0020E 012	SW
MMC227324	FB18	ACTIVE	07 0050N 0020E 012	SW
MMC227325	FB19	ACTIVE	07 0050N 0020E 012	SE
MMC227326	FB20	ACTIVE	07 0050N 0020E 012	SE
MMC227327	FB21	ACTIVE	07 0050N 0020E 012	SE
		ACTIVE	07 0050N 0030E 007	SW
MMC227328	FB22	ACTIVE	07 0050N 0020E 012	SE
		ACTIVE	07 0050N 0030E 007	SW
MMC227329	FB23	ACTIVE	07 0050N 0020E 013	NE
		ACTIVE	07 0050N 0030E 018	NW

CAM RB